UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

PennyMac Financial Services, Inc.
(Name of Registrant as Specified In Its Charter)

(Name(s) of Person(s) Filing Proxy Statement, if other than the Registrant)

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☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts!
PENNYMAC FINANCIAL SERVICES, INC.
2023 Annual Meeting
Vote by June 12, 2023
11:59 PM ET
PENNYMAC FINANCIAL SERVICES, INC.
3043 TOWNSGATE ROAD
WESTLAKE VILLAGE, CA 91361
V12408-P86990
You invested in PENNYMAC FINANCIAL SERVICES, INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 13, 2023.
Get informed before you vote
View the Notice of Annual Meeting of Stockholders, Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 30, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
For complete information and to vote, visit www.ProxyVote.com
Control #
Smartphone users
Point your camera here and vote without entering a control number
Vote Virtually at the Meeting*
June 13, 2023
11:00 AM PDT
Virtually at:
www.virtualshareholdermeeting.com/PFSI2023
*Please check the meeting materials for any special requirements for meeting attendance.
V1.2

Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote on these important matters.
Voting Items
Board
Recommends
1. To elect the twelve (12) director nominees identified in the enclosed Proxy Statement to serve on our Board of Directors, each for a one-year term expiring at the 2024 Annual Meeting of Stockholders.
Nominees:
1a. David A. Spector For
1b. James K. Hunt For
1c. Jonathon S. Jacobson For
1d. Doug Jones For
1e. Patrick Kinsella For
1f. Anne D. McCallion For
1g. Joseph Mazzella For
1h. Farhad Nanji For
1i. Jeffrey A. Perlowitz For
1j. Lisa M. Shalett For
1k. Theodore W. Tozer For
1l. Emily Youssouf For
2. To ratify the appointment of our independent registered public accounting firm for the fiscal year ending December 31, 2023. For
3. To approve, by non-binding vote, our executive compensation. For
4. Advisory vote on the frequency with which we hold advisory votes on our executive compensation. Year
NOTE: To transact such other business as may properly come before the Annual Meeting and any postponement or adjournment thereof.
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V12409-P86990